INVESTMENT IN ASSOCIATE	12 Months Ended
Mar. 31, 2023
INVESTMENT IN ASSOCIATE
INVESTMENT IN ASSOCIATE

9.INVESTMENT IN ASSOCIATE

Following the Arrangement, FTHW was incorporated in Canada as a publicly listed Company and was traded on the TSXV under the ticker symbol “FTHW”.

Reunion subscribed for 19,615,000 common shares of Field Trip H&W at $0.50 per share and held a 21.84% interest in Field Trip H&W on a non-diluted basis. Through its ownership interest and representation on Field Trip H&W’s Board, Reunion had the ability to significantly influence, but not control Field Trip H&W’s decisions. Therefore, the Company accounted for its investment in Field Trip H&W using the equity method of accounting.

As of
March 31,
2023
$
Investment in Field Trip H&W	9,807,500
Loss allowance for lease guarantees provided to Field Trip H&W (Note 21)	1,935,051
Share of loss of an associate	(3,426,629)
Share of exchange gain in associate	20,482
Impairment in investment in associate (i)	(8,336,404)
Balance, March 31, 2023	—

(i)	As a result of the significant decline in the price of Field Trip H&W Shares subsequent to the Company’s investment, the Company determined there to be an indicator of impairment. As a result, the Company performed a quantitative impairment assessment of Field Trip H&W based on the recoverable amount using the value in use methodology. The value in use was based on the present value of the Company’s proportionate share of cash flows expected from the investment over a period of five years. A long term terminal growth rate is calculated and applied to project future cash flows after the fifth year. The most significant assumptions used in applying this method were (i) a 2% long term terminal growth rate and (ii) a 27.5% discount rate applied to the cash flows. On March 22, 2023, Field Trip H&W filed for creditor protection under the Companies’ Creditors Arrangement Act CCAA.